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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2004


                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-23336                   95-4302784
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


  250 WEST 57TH STREET, SUITE 310, NEW YORK, NEW YORK              10107
        (Address of Principal Executive Offices)                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 258-3222


               632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK 10012
         (Former name or former address, if changed since last report)



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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 12, 2004, we publicly disseminated an earnings release (the "Release") announcing our financial results for the quarter ended March 31, 2004. A copy of the Release is attached as Exhibit 99.1 hereto.

         The information included in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

         To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the Release presents a non-GAAP financial measure, "Adjusted LBITDA" (Loss Before Interest, Taxes, Depreciation and Amortization, adjusted to eliminate certain non-cash charges). We believe that the use of Adjusted LBITDA enhances overall understanding of our current financial performance. As required by the Securities and Exchange Commission, Adjusted LBITDA is reconciled to Net Profit
(Loss) in the Release.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AROTECH CORPORATION
                                     (REGISTRANT)


                                     By: /s/ Robert S. Ehrlich
                                         ---------------------------------------
                                         Name:  Robert S. Ehrlich
                                         Title: President, Chairman of the Board
                                                and Chief Executive Officer

Dated: May 12, 2004


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

                                  EXHIBIT INDEX


The following exhibits are filed with the Current Report on Form 8-K.

  EXHIBIT
  NUMBER                      DESCRIPTION
------------                  -----------

    99.1         Earnings press release dated May 12, 2004

[AROTECH LOGO]
                                                                   EARNINGS NEWS
250 West 57th Street, Suite 310, New York, NY 10107
     Tel: (212) 258-3222 o Fax: (212) 258-3281
               www.arotech.com

FOR IMMEDIATE RELEASE

                  AROTECH REPORTS RECORD FIRST QUARTER REVENUES

                               ------------------

          Revenues up 78% over last year; backlog stands at $27 million

         NEW YORK,  NEW YORK,  MAY 12,  2004 -  AROTECH  CORPORATION  (NASDAQNM:
ARTX), a provider of quality defense and security products for the military, law enforcement and homeland security markets, today reported its first quarter 2004 results.

         The Company reported that revenues for the quarter were $7.2 million, an increase of 78% over the corresponding period in 2003. The Company also reported that backlog as of the end of April 2004 stood at $26.9 million, which amount does not include the $2.1 million in orders shipped in April and not reflected in the first quarter's financial results. Loss increased over the same period last year, primarily due to non-cash charges associated with acquisitions and financings.

         Commenting on the results, Arotech Chairman and CEO Robert S. Ehrlich said, "The sustained quarter-to-quarter increase in our revenues and backlog continues to validate the change in our business model. We are on plan, we stand by the guidance we gave earlier in 2004, and we continue to look forward to moving to being cash-flow positive in the second half," concluded Ehrlich.

CONFERENCE CALL

         Arotech Corporation will hold its first quarter 2004 conference call on Thursday, May 13, 2004 at 10:00 a.m. EDT. Those wishing to take part in the conference call should call 1-800-310-1961(US) or +1-719-457-2692
(international) a few minutes before the 10:00 a.m. EDT start time. In addition, an instant replay will be available Thursday, May 13, 2004 at 1:00 p.m. EDT until Friday, May 14, 2004 at 11:59 p.m. EDT. The replay telephone number is 1-888-203-1112 (US); +1-719-457-0820 (international). The confirmation number is 130143.

RESULTS FOR THE FIRST QUARTER

         REVENUES FOR THE QUARTER ended March 31, 2004 increased to $7.2 million, as compared with $4.0 million for the corresponding period of 2003, an increase of $3.1 million, or 78%. This increase is largely attributed to strong sales in the Company's Armored Vehicle Division and in its Battery and Power Systems Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

         GROSS PROFIT for the quarter ended March 31, 2004 increased to $2.6 million, as compared with $1.4 million for the corresponding period of 2003, an increase of $1.2 million, or 88%, with a gross margin of 37%. This increase is largely attributed to strong sales in the Company's Armored Vehicle Division and


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

in its Battery and Power Systems Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

         ADJUSTED LOSS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED LBITDA), excluding discontinued operations and adjusted to eliminate certain non-cash charges described below and in the table below, for the quarter ended March 31, 2004 was $(681,000), as compared with Adjusted LBITDA of $(553,000) for the corresponding period of 2003. Arotech believes that information concerning Adjusted LBITDA enhances overall understanding of its current financial performance. Arotech computes Adjusted LBIDTA, which is a non-GAAP financial measure, as reflected in the table below.

         NON-CASH ITEMS in this quarter included a charge $1.6 million, primarily related to the repricing and issuance of warrants to investors.

         NET LOSS for the quarter ended March 31, 2004, as a result of the factors described above and in the table below, increased to $(4.3) million, as compared with a net loss of $(1.4) million for the corresponding quarter of 2003.

         BASIC AND DILUTED NET LOSS PER SHARE for the quarter ended March 31, 2004 was $(0.07), as compared with a loss of $(0.04) for the corresponding period of 2003.

CASH POSITION AT QUARTER END

         CASH-ON-HAND AND CASH EQUIVALENTS, RESTRICTED COLLATERAL DEPOSITS AND OTHER RESTRICTED CASH, AND AVAILABLE-FOR-SALE MARKETABLE SECURITIES stood at the end of the quarter at $4.9 million in cash, $5.7 million in restricted collateral securities and cash deposits due within one year, $3.8 million in long-term restricted securities and deposits, and $124,000 in marketable securities, as compared to at the end of 2003, when the Company had $13.7 million in cash and $706,000 in restricted cash deposits due within one year.

         STOCKHOLDERS' EQUITY stood at the end of the quarter at approximately $44.0 million.

ABOUT AROTECH CORPORATION

         Arotech Corporation provides quality defense and security products for the military, law enforcement and homeland security markets, including advanced zinc-air and lithium batteries and chargers, multimedia interactive simulators/trainers and lightweight vehicle armoring.

         The Battery and Power Systems Division includes Electric Fuel Battery Corporation and Epsilor Electronic Industries. The Simulation, Training and Consulting Division includes IES Interactive Training, FAAC Incorporated and Arocon Security Consulting. The Armored Vehicle Division includes MDT Armor Corp. and MDT Protective Industries Ltd.

         Arotech is  incorporated  in Delaware,  with  corporate  offices in New
York,  and  research,   development  and  production  subsidiaries  in  Alabama,
Colorado, Michigan and Israel.


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

COMPANY CONTACT:
Jonathan Whartman
Senior VP, Communications
1-866-325-6963
whartman@arotech.com
NY Office 1-212-258-3222

EXCEPT FOR THE HISTORICAL INFORMATION HEREIN, THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE FORWARD-LOOKING STATEMENTS, AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, AS THEY ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO VARY SIGNIFICANTLY. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, RISKS RELATING TO: PRODUCT AND TECHNOLOGY DEVELOPMENT; THE UNCERTAINTY OF THE MARKET FOR AROTECH'S PRODUCTS; CHANGING ECONOMIC CONDITIONS; DELAY, CANCELLATION OR NON-RENEWAL, IN WHOLE OR IN PART, OF CONTRACTS OR OF PURCHASE ORDERS; AND OTHER RISK FACTORS DETAILED IN AROTECH'S MOST RECENT ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AROTECH ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION IN THIS RELEASE. REFERENCE TO THE COMPANY'S WEBSITE ABOVE DOES NOT CONSTITUTE INCORPORATION OF ANY OF THE INFORMATION THEREON INTO THIS PRESS RELEASE.


                                TABLES TO FOLLOW



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                               AROTECH CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                      THREE MONTHS ENDED MARCH 31,
                                                                     -----------------------------
                                                                         2004             2003
                                                                     ------------     ------------
Revenues ........................................................    $  7,182,254     $  4,033,453
Cost of revenues ................................................       4,557,220        2,633,719
                                                                     ------------     ------------
Gross profit ....................................................       2,625,034        1,399,734
Research and development ........................................         463,506          358,039
Selling and marketing expenses ..................................       1,021,084          703,987
General and administrative expenses .............................       3,680,993        1,012,755
Amortization of intangible assets ...............................         496,013          311,771
                                                                     ------------     ------------
                                                                        5,661,596        2,386,552
                                                                     ------------     ------------
Operating loss ..................................................      (3,036,562)        (986,818)
Financial expenses, net .........................................      (1,273,954)        (261,075)
                                                                     ------------     ------------
Net loss before taxes ...........................................      (4,310,516)      (1,247,893)
Tax income, net .................................................           4,907               --
                                                                     ------------     ------------
Net loss before minority interest in profit of a subsidiary .....      (4,305,609)      (1,247,893)
Profit to minority ..............................................            (546)         (43,228)
                                                                     ------------     ------------
Net loss from continuing operations .............................      (4,306,155)      (1,291,121)
Net loss from discontinued operations ...........................              --          (95,962)
                                                                     ------------     ------------
Net loss for the period .........................................      (4,306,155)    $ (1,387,083)
                                                                     ============     ============
Basic and diluted net loss per share from continuing operations .    $      (0.07)    $      (0.04)
                                                                     ============     ============
Basic and diluted net earnings (loss) per share from discontinued
   operations ...................................................    $         --     $      (0.00)
                                                                     ============     ============
Combined basic and diluted net loss per share ...................    $      (0.07)    $      (0.04)
                                                                     ============     ============
Weighted average number of shares outstanding ...................      59,406,466       34,758,960
                                                                     ============     ============

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

         To supplement Arotech's consolidated financial statements presented in accordance with GAAP, Arotech uses a non-GAAP measure, Loss Before Interest, Taxes, Depreciation and Amortization (LBITDA), as adjusted to eliminate certain non-cash charges (Adjusted LBITDA). This non-GAAP measure is provided to enhance overall understanding of Arotech's current financial performance and its progress towards cash-flow break even and toward GAAP profitability. Reconciliation of Adjusted LBITDA to the nearest GAAP measure follows:

                                 ADJUSTED LBITDA
--------------------------------------------------------------------------------

                                                                            THREE MONTHS ENDED MARCH 31,
                                                                            ---------------------------
                                                                                2004            2003
                                                                            -----------     -----------
Net loss from continuing operations (GAAP measure) .....................    $(4,306,155)    $(1,291,121)
Add back:
  Interest expense (income), net (after deduction of minority interest)       1,276,122         245,466
  Tax (income) expenses (after deduction of minority interest) .........         (4,907)             --
  Depreciation of fixed assets .........................................        236,408         180,591
  Amortization of intangible assets and capitalized research and
     development expenses ..............................................        505,176         311,771
                                                                            -----------     -----------
LBITDA (non-GAAP measure) ..............................................     (2,293,356)       (553,293)
                                                                            -----------     -----------
  Add back certain non-cash charges:
  Expenses attributed on issuance of shares and options to consultants
     and employees .....................................................         19,780              --
  Expenses attributed on repricing and issuance of warrants to investors      1,592,857              --
                                                                            -----------     -----------
ADJUSTED LBITDA (non-GAAP measure) .....................................    $  (680,719)    $  (553,293)
                                                                            ===========     ===========

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